UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934.

Date of Report:  March 10, 2014

(Date of earliest event reported)

MRI Interventions, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-54575	58-2394628
(State or other jurisdiction	(Commission File	(I.R.S. Employer
of incorporation or organization)	Number)	Identification No.)

One Commerce Square, Suite 2550
Memphis, Tennessee		38103
(Address of principal executive offices)		(Zip Code)

(901) 522-9300

(Registrant's telephone number, including area code)

Not Applicable

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.     Results of Operations and Financial Condition.

Product Revenues for the Quarter Ended December 31, 2013

MRI Interventions, Inc. (the “Company”) recorded product revenues of $1.1 million for the quarter ended December 31, 2013, compared to $339,000 for the same period in 2012, an increase of 226%. ClearPoint disposable product revenues were $562,000 for the quarter ended December 31, 2013, compared with $308,000 for the same period in 2012, representing growth of 82%. Revenues from ClearPoint system reusable component sales were $545,000 in the fourth quarter 2013, compared to $31,000 in the quarter ended December 31, 2012.

Product Revenues for the Year Ended December 31, 2013

The Company recorded product revenues of $2.9 million for the year ended December 31, 2013, compared to $1.2 million for the prior year, an increase of 149%. Product revenues included ClearPoint system disposable product sales for the year ended December 31, 2013 of $1.8 million, compared with $1.0 million for the prior year, representing growth of 75%. The Company’s revenues from sales of ClearPoint system reusable components were $1.1 million for the year ended December 31, 2013 compared with $150,000 for the prior year, an increase of $982,000.

Press Release

On March 10, 2014, the Company issued a press release announcing its product revenues for the quarter and full year ended December 31, 2013. In the press release, the Company also announced that it expects to issue another press release on March 20, 2014 reporting more detailed information regarding the Company’s results of operations and financial condition for the quarter and full year ended December 31, 2013. A copy of the press release issued by the Company on March 10, 2014 is furnished herewith as Exhibit 99.1.

All of the foregoing information is furnished by the Company pursuant to Item 2.02 of Form 8-K and will not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor will it be deemed to be incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

See Exhibit Index immediately following signature page.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MRI Interventions, Inc.

By:	/s/ Oscar Thomas
Oscar Thomas
Vice President, Business Affairs

Date:     March 10, 2014

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of the Company dated March 10, 2014

4